                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of report: 18-Oct-00

                         CIT Equipment Collateral 2000-2

   A New York                  Commission File                 I.R.S. Employer
  Corporation                  No. 0001125705                   No. 527109880

                             c/o Capita Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

ITEM 5. OTHER

                         CIT EQUIPMENT COLLATERAL 2000-2
                            MONTHLY SERVICING REPORT

                                         DETERMINATION DATE:           10/18/00
                                          COLLECTION PERIOD:           09/30/00
                                               PAYMENT DATE:           10/20/00

I. AVAILABLE FUNDS

  A.  AVAILABLE PLEDGED REVENUES
       a.  Scheduled Payments Received                                                     $ 34,134,474.72
       b.  Liquidation Proceeds Allocated to Owner Trust                                              0.00
       c.  Required Payoff Amounts of Prepaid Contracts                                       4,897,781.18
       d.  Required Payoff Amounts of Purchased Contracts                                       417,893.46
       e.  Proceeds of Clean-up Call                                                                  0.00
       f.  Investment Earnings on Collection Account and Note Distribution Account                    0.00
                                                                                           ---------------

                                                TOTAL AVAILABLE PLEDGED REVENUES =         $ 39,450,149.36

  B.  DETERMINATION OF AVAILABLE FUNDS

       a.  Total Available Pledged Revenues                                                $ 39,450,149.36
       b.  Servicer Advances                                                                 13,545,390.29
       c.  Recoveries of  prior Servicer Advances                                                     0.00
       d.  Withdrawal from Cash Collateral Account                                                    0.00
                                                                                           ---------------

                                                           TOTAL AVAILABLE FUNDS =         $ 52,995,539.65

II. DISTRIBUTION AMOUNTS

    A.  COLLECTION ACCOUNT DISTRIBUTIONS
        1.    Servicing Fee                                                                                       661,269.72

        2.    Class A-1 Note Interest Distribution                                     811,555.56
              Class A-1 Note Principal Distribution                                 43,624,585.08
                                                Aggregate Class A-1 distribution                               44,436,140.64

        3.    Class A-2 Note Interest Distribution                                   1,481,553.33
              Class A-2 Note Principal Distribution                                          0.00
                                                Aggregate Class A-2 distribution                                1,481,553.33

        4.    Class A-3 Note Interest Distribution                                   1,279,080.00
              Class A-3 Note Principal Distribution                                          0.00
                                                Aggregate Class A-3 distribution                                1,279,080.00

        5.    Class A-4 Note Interest Distribution                                     561,347.83
              Class A-4 Note Principal Distribution                                          0.00
                                                Aggregate Class A-4 distribution                                  561,347.83

        6.    Class B Note Interest Distribution                                        67,405.43
              Class B Note Principal Distribution                                      696,136.62
                                                  Aggregate Class B distribution                                  763,542.05

        7.    Class C Note Interest Distribution                                        91,037.74
              Class C Note Principal Distribution                                      928,182.49
                                                  Aggregate Class C distribution                                1,019,220.23

        8.    Class D Note Interest Distribution                                       121,556.07
              Class D Note Principal Distribution                                    1,160,229.36
                                                  Aggregate Class D distribution                                1,281,785.43

        9.    Deposit to the Cash Collateral Account                                                                    0.00

       10.    Amounts in accordance with the CCA Loan Agreement                                                 1,511,600.41

       11.    To the holder of the equity certificate                                                                   0.00


                                                            COLLECTION ACCOUNT DISTRIBUTIONS =                 52,995,539.65
                                                                                                               =============

B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

        1.    Payment due on the Senior Loan                                                                    3,125,443.87

        2.    Payment due on the Holdback                                                                         364,555.06

        3.    Payment to the Depositor                                                                          1,074,332.95
                                                                                                                ------------

                                                           CASH COLLATERAL ACCOUNT DISTRIBUTIONS =              4,564,331.88
                                                                                                                ============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

      -----------------------------------------------------------------------------------------------------------
               DISTRIBUTION            CLASS A-1          CLASS A-2a         CLASS A-3           CLASS A-4
                 AMOUNTS                 NOTES              NOTES              NOTES               NOTES
      -----------------------------------------------------------------------------------------------------------
1.             Interest Due            811,555.56       1,481,553.33       1,279,080.00            561,347.83
2.            Interest Paid            811,555.56       1,481,553.33       1,279,080.00            561,347.83
3.          Interest Shortfall
             ((1) minus (2))                 0.00               0.00               0.00                  0.00
4.            Principal Paid        43,624,585.08               0.00               0.00                  0.00

5.      Total Distribution Amount
              ((2) plus (4))        44,436,140.64       1,481,553.33       1,279,080.00            561,347.83



      -----------------------------------------------------------------------------------------------------------
               DISTRIBUTION             CLASS B            CLASS C            CLASS D          TOTAL OFFERED
                 AMOUNTS                 NOTES              NOTES              NOTES               NOTES
      -----------------------------------------------------------------------------------------------------------
1.             Interest Due            67,405.43          91,037.74         121,556.07          4,413,535.96
2.            Interest Paid            67,405.43          91,037.74         121,556.07          4,413,535.96
3.          Interest Shortfall
             ((1) minus (2))                0.00               0.00               0.00                  0.00
4.            Principal Paid          696,136.62         928,182.49       1,160,229.36         46,409,133.56

5.      Total Distribution Amount
              ((2) plus (4))          763,542.05       1,019,220.23       1,281,785.43         50,822,669.52



IV. INFORMATION REGARDING THE SECURITIES

    A.    SUMMARY OF BALANCE INFORMATION

    ------------------------------------------------------------------------------------------------------------------
                         APPLICABLE     PRINCIPAL BALANCE    CLASS FACTOR        PRINCIPAL BALANCE      CLASS FACTOR
           CLASS           COUPON             OCT-00            OCT-00                 SEP-00              SEP-00
                            RATE           PAYMENT DATE      PAYMENT DATE           PAYMENT DATE        PAYMENT DATE
    ------------------------------------------------------------------------------------------------------------------
a.    Class A-1 Notes      6.6400%       156,375,414.92        0.78188           200,000,000.00           1.00000
b.    Class A-2 Notes      6.8100%       356,000,000.00        1.00000           356,000,000.00           1.00000
c.    Class A-3 Notes      6.8400%       306,000,000.00        1.00000           306,000,000.00           1.00000
d.    Class A-4 Notes      6.9300%       132,549,665.00        1.00000           132,549,665.00           1.00000
e.     Class B Notes       6.9500%        15,174,336.38        0.95614            15,870,473.00           1.00000
f.     Class C Notes       7.0400%        20,232,448.51        0.95614            21,160,631.00           1.00000
g.     Class D Notes       7.5200%        25,290,560.64        0.95614            26,450,790.00           1.00000

h.          TOTAL OFFERED NOTES        1,011,622,425.44                        1,058,031,559.00

B.   OTHER INFORMATION

---------------------------------------------------------------------------
                                SCHEDULED                    SCHEDULED
                            PRINCIPAL BALANCE            PRINCIPAL BALANCE
         CLASS                   OCT-00                        SEP-00
                              PAYMENT DATE                  PAYMENT DATE
---------------------------------------------------------------------------
    Class A-1 Notes           166,872,402.00                    #N/A


-----------------------------------------------------------------------------------------------------------
                                      TARGET             CLASS              TARGET               CLASS
                    CLASS        PRINCIPAL AMOUNT        FLOOR         PRINCIPAL AMOUNT          FLOOR
    CLASS        PERCENTAGE           OCT-00            OCT-00              SEP-00               SEP-00
                                   PAYMENT DATE      PAYMENT DATE        PAYMENT DATE         PAYMENT DATE
-----------------------------------------------------------------------------------------------------------
   Class A         94.00%         950,925,079.92                             0.00
   Class B          1.50%          15,174,336.38        0.00                 0.00                0.00
   Class C          2.00%          20,232,448.51        0.00                 0.00                0.00
   Class D          2.50%          25,290,560.64        0.00                 0.00                0.00



V. PRINCIPAL

   A.  MONTHLY PRINCIPAL AMOUNT
           1.    Principal Balance of Notes and Equity Certificates                  1,058,031,559.00
                 (End of Prior Collection Period)
           2.    Contract Pool Principal Balance (End of Collection Period)          1,011,622,425.44
                                                                                     ----------------

                                          Total monthly principal amount                46,409,133.56



VI. CONTRACT POOL DATA

    A.  CONTRACT POOL CHARACTERISTICS

                                                 --------------------------------------------------------------------
                                                      ORIGINAL                 OCT-00                  SEP-00
                                                        POOL                PAYMENT DATE            PAYMENT DATE
                                                 --------------------------------------------------------------------
           1.    a.  Contract Pool Balance         1,058,031,559.00         1,011,622,425.44         1,058,031,559.85
                 b.  No of Contracts                         68,399                   68,188                   68,399

           2.    Weighted Average Remaining Term              41.00                     40.8                     41.0

           3.    Weighted Average Original Term                45.4

B. DELINQUENCY INFORMATION

                          -----------------------------------------------------------------------------
                                             % OF AGGREGATE
                             % OF           REQUIRED PAYOFF         NO. OF         AGGREGATE REQUIRED
                           CONTRACTS             AMOUNT            ACCOUNTS          PAYOFF AMOUNTS
                          -----------------------------------------------------------------------------
  1.    Current            93.51%              93.66%              63,764           960,217,046.87
        31-60 days          4.89%               5.09%               3,333            52,136,127.68
        61-90 days          1.60%               1.25%               1,091            12,814,641.18
        91-120 days         0.00%               0.00%                   0                     0.00
        120+ days           0.00%               0.00%                   0                     0.00

       Total Delinquency   100.0%              100.0%              68,188         1,025,167,815.73

2.    Delinquent Scheduled Payments:

      Beginning of Collection Period                                     0.00
      End of Collection Period                                  13,545,390.29
                                                                -------------

                    Change in Delinquent Scheduled Payments     13,545,390.29


C. DEFAULTED CONTRACT INFORMATION

   1.  Required Payoff Amount on Defaulted Contracts                     0.00
   2.  Liquidation Proceeds received                                     0.00
                                                                         ----
   3.  Current Liquidation Loss Amount                                   0.00

   4.  Cumulative Liquidation Losses to date                             0.00

                                % of Initial Contracts                 0.000%
                    % of Initial Contract Pool Balance                 0.000%



VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

     A.  CASH COLLATERAL ACCOUNT
         1.  Opening Cash Collateral Account                        68,772,051.00

         2.  Deposit from the Collection Account                             0.00

         3.  Withdrawals from the Cash Collateral Account                    0.00

         4.  Available amount                                       68,772,051.00

         5.  Required Cash Collateral Account Amount                65,755,458.00

         6.  Cash Collateral Account Surplus/(Shortfall)                     0.00

         7.  Release of Cash Collateral Surplus                      3,016,593.00

         8.  Ending Cash Collateral Account                         65,755,458.00

B. CASH COLLATERAL ACCOUNT LOANS
   1.    Available Funds
         a.  Excess Spread from Collection Account                                1,511,600.41
         b.  Investment Earnings                                                     36,138.47

         Total Available Funds                                                    1,547,738.88

   2.    Distribution of Available Funds
         a.  Senior Loan Interest                                                   108,850.87
         b.  Senior Loan Principal                                                        0.00
         c.  Holdback Amount Interest                                               364,555.06
         d.  Holdback Amount Principal                                                    0.00
         e.  Remainder to the Depositor                                           1,074,332.95

   3.    Distribution of CCA Surplus:
         a.  Senior Loan Principal                                                3,016,593.00
         b.  Holdback Amount Principal                                                    0.00
                    Total Distribution of Surplus                                 3,016,593.00

   4.    Summary of Balance and Rate Information
         Applicable Rates for the Interest Period:
         a.  Libor Rate for the Interest Period                6.6200%
         b.  Senior Loan Interest Rate                         9.6200%
         c.  Holdback Amount Interest Rate                    11.8700%


---------------------------------------------------------------------------------------
                                    OCT-00                               SEP-00
       ITEM                       PAYMENT DATE                        PAYMENT DATE
---------------------------------------------------------------------------------------
 a.  Senior Loan                 15,498,959.00                        18,515,552.00
 b.  Holdback Amount             50,256,499.00                        50,256,499.00


VIII. MISCELLANEOUS INFORMATION
      A.  SERVICER ADVANCE BALANCE

          1.    Opening Servicer Advance Balance                        0.00
          2.    Current Period Servicer Advance                13,545,390.29
          3.    Recoveries of prior Servicer Advances                   0.00
                                                               -------------
          4.    Ending Servicer Advance Balance                13,545,390.29


      D.  OTHER RELATED INFORMATION

          1.    Discount Rate                                        7.6240%

          2.    Life to Date Prepayment (CPR)                          14.5%

          3.    Life to Date Substitutions:

                a.  Prepayments                          0.00

                b.  Defaults                             0.00

                             Servicer's Certificate


 The undersigned, on behalf of Capita Corporation, in its capacity as servicer
    (The "Servicer") under the Pooling and Servicing Agreement, dated as of September 1, 2000 (the "Pooling and Servicing Agreement"), among CIT Equipment
Collateral 2000-2, NTC Funding Company LLC, Allfirst Bank, as trustee under the
 Indenture, and Capita Corporation, in its individual capacity and as Servicer,
    DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment
                      Date occurring on 10/20/00


  This Certificate shall constitute the Servicer's Certificate as required by
 Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                               CAPITA CORPORATION

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                      Executive Vice President, and Treasurer